Exhibit 10.2

first AMENDMENT TO EQUIPMENT SUPPLY AGREEMENT

THIS FIRST AMENDMENT TO EQUIPMENT SUPPLY AGREEMENT (this “Amendment”), dated as of April 16, 2018, is made by and between Johnson Controls Battery Group, Inc., a Wisconsin corporation (“Customer”), and Aqua Metals, Inc., a Delaware corporation (“Supplier”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Agreement (as defined below).

RECITALS:

WHEREAS, Customer and Supplier entered into that certain Equipment Supply Agreement (the “Agreement”), dated as of February 7, 2017, pursuant to which the Parties agreed to collaborate with respect to the development of new Customer facilities, or the retrofitting or conversion of existing Customer facilities, so that they can use AquaRefining and/or constructing additional recycling facilities capable of using AquaRefining in the production of lead; and

WHEREAS, the Parties desire to amend the Agreement on the terms and subject to the conditions set forth herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.          Amendment to Agreement. As of the date hereof, the Agreement shall be amended as follows:

1.1          Section 2.2 of the Agreement is hereby amended by (a) replacing the reference to April 30, 2018 with April 30, 2019 and (b) replacing the reference to June 30, 2018 with June 30, 2019.

1.2          Section 6.1 of the Agreement is hereby amended by replacing the reference to June 30, 2018 with June 30, 2019.

2.          Effect of this Amendment. This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Agreement are intended or implied by this Amendment, and in all other respects the Agreement is hereby ratified, restated and confirmed by all parties hereto and shall remain in full force and effect. To the extent that any provision of the Agreement conflicts with any provision of this Amendment, the provision of this Amendment shall control.

3.          Governing Law. The validity, interpretation and enforcement of this Amendment whether in contract, tort, equity or otherwise, shall be governed by the laws of the State of Delaware, without giving effect to its conflict of law principles.

4.          Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

5.          Counterparts. This Amendment may be executed in separate counterparts (including by means of facsimile or electronic transmission), each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

6.          Delivery by Facsimile or Electronic Transmission. This Amendment, to the extent signed and delivered by means of a facsimile machine or electronic transmission, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, the other Party shall re-execute original forms thereof and deliver them to the other Party. No Party shall raise the use of a facsimile machine or electronic transmission to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine or electronic transmission as a defense to the formation of a contract and each Party forever waives any such defense.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

CUSTOMER:

JOHNSON CONTROLS BATTERY GROUP, INC.

By:	/s/ Thomas Parmenter
Thomas Parmenter,
Vice President of Operations

SUPPLIER:

AQUA METALS, INC.

By:	/s/ Thomas Murphy
Thomas Murphy,
Chief Financial Officer